Exhibit 99.2

Second Quarter 2019 Results and Outlook July 25, 2019

2 This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” guidance are on an adjusted basis. All references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company’s operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Agenda Outlook & Business Update Patti Poppe President & CEO Financial Results Rejji Hayes Executive VP & CFO 3 PROFIT PLANET PEOPLE

First Half . . . . . . results reaffirm 6% to 8% EPS growth. First Half 2019 EPS $1.08 Reaffirm Guidance Full-year EPS $2.47 to $2.51 _ _ _ _ _ a Adjusted EPS (non-GAAP) Long-Term Outlook EPS & DPS growth +6% to +8% a 4 Results Amount a a a Commentary 6% to 8% vs. 2018 Bias toward the midpoint On track and managing the work

Managing Work Every Year . . . . . . maximizes benefits for customers and investors. 2011 2012 2013 2014 2015 Offsets RECORD WARM Mild Summer Cost productivity above plan Reinvestment Hot Summer Mild Winter Hot Summer Storms Cost productivity above plan 0 Reinvestment EPS _ _ _ _ _ a Adjusted EPS (non-GAAP) a 2016 Storms Cost productivity above plan Cost productivity 2017 +7% +7% +7% +7% +7% +7% +7% 5 Weather & Storms 2018 +7% Hot Summer Reinvestment 2019 O&M $973 MM $1,093 MM $100+ MM Reinvested 2017 2018 _ _ _ _ _ b Adjusted Utility operating and maintenance expense (non-GAAP) b $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60

IRP Settlement Approved . . . . . . lays groundwork for Clean & Lean energy future. 6 Energy Efficiency Demand Response Expiration of Palisades PPA Karn 1&2 closure Financial Compensation Mechanism (FCM) for PPAs as an incentive FCM = PPA payment x Company’s WACC (currently 5.88%) Includes 525 MW of wind approved in the Renewable Energy Plan (REP) Competitive bidding for future solar Broad coalition of key stakeholders 50/50 own/PPA split of new solar 1,100 MW total Near-Term Additional Details a _ _ _ _ _ Weighted average cost of capital a Long-term plan includes 6,000 MW of solar

Clean Energy Future . . . Elimination of Coal 7 More Renewable Energy Innovative Energy Solutions . . . embodies the Triple Bottom Line. 11% 20% 31% 11% 9% 2019 Consumers Energy Capacity Mix 10% 42% 10% 14% 8% 6% 10% 12% 2030 2040 22% 20% 56% Earn incentive mechanisms Rate based or earn FCM Renewables Coal Natural Gas Storage Peaking Plants EWR 8% Nuclear a a Energy Waste Reduction

8 Story of the Last Half Century . . . . . . supports our Clean Energy Plan. Ludington Pumped Storage Pre- Post- Megawatts 1,872 2,292 Efficiency 70% 77% Pump Time 14 hours <9 hours Original Construction 1969 – 1973 Current Upgrade 2011 – 2020 Annual customer value of ~$60 MM TBU Upgrade a a _ _ _ _ _ While maintaining generation of 5 of 6 units FERC License renewed for 50 yrs b _ _ _ _ _ Represents total plant; for customer value Consumers Energy b

9 Michigan Energy Policy is Supportive . . . Michigan Public Service Commission Bipartisan Energy Law (2016 law enhanced 2008 law) Forward-looking test year (10-month rate case) Energy Efficiency incentive (20% of spend) Renewable Portfolio Standard (RPS) Constructive ROEs . . . and built into legislation. Sally Talberg (I), Chair Term Ends: July 2, 2021 Dan Scripps (D) Term Ends: July 2, 2023 Tremaine Phillips (D) Term Ends: July 2, 2025 Effective Sept. 9th

+7% Consistent Growth Through . . . Recession Governor (R) Governor (D) Commission (D) Commission (R) Recession 7% CAGR Polar vortex Cold Feb. Mild summer Warm winter Hot summer Hot summer Cold winter Cold winter Summer- “less” Mild summer Mild summer Commission (D) Hurt Help EPS _ _ _ _ _ a Adjusted EPS (non-GAAP) a Warm winter Hot summer Dividend Weather . . . changing circumstances. Commission (I) Cold Feb. Warm Dec. Warm winter Warm winter +6% to +8% 10 b _ _ _ _ _ b Non-GAAP 2003 2005 2006 2007 2008 2009 2010 2011 2004 2018 2017 2016 2015 2014 2013 2012 2019 Hot summer (D) (D)

11 First Half 2019 EPS . . . . . . tracking as planned. By Business Segment $1.14 0.04 (0.10) $1.08 EPS Results $1.35 2018 2019 $1.08 Second Quarter EPS – (GAAP) Adjustment Adjusted (non-GAAP) 49¢ (1) 48¢ 33¢ -- 33¢ EPS – (GAAP) _ _ _ _ _ a Adjusted EPS (non-GAAP) Adjustment Adjusted (non-GAAP) -- $1.08 (0.01) $1.34 Year-to-Date a a a Utility Enterprises Parent & Other CMS Energy

12 2019 EPS . . . First Half Six Months To Go (26)¢ 40¢ - 44¢ $2.33 . . . weighted toward second half as planned. First Half $1.08 $2.47 - $2.51 First Half $1.34 6% - 8% 12¢ a _ _ _ _ _ a Adjusted EPS (non-GAAP) 7¢ 4¢ 24¢ - 28¢ (9)¢ (15)¢ (9)¢ Weather Storm Costs Rates & Investment Usage, Enterprises, Tax & Other Absence of 2018 Weather & Reinvestment Usage, Enterprises, Tax & Other Rates & Investment 2018 2019 Weather Reinvestment (19)¢ 23 4¢ Absent 2018: Cost savings Sales mix Enterprises July sales 6-9¢ 6-8 8 4 H2 ‘19 Tailwinds: Absent ‘18 (8)¢

Our Self-Funding Model . . . EPS Growth - Cost management (O&M, fuel, purchased power) - Sales (economic development, energy efficiency) - Other (Enterprises, tax planning, etc.) INVESTMENT SELF-FUNDED Customer Prices “at or below inflation” Plan 6% - 8% . . . delivers consistent growth while maintaining affordability. 2 - 3 pts 1 2 5 - 6 pts Self-Funding: 13 _ _ _ _ _ a Adjusted EPS (non-GAAP) a <2%

Utility Customer Investment Plan . . . . . . focuses on safety and reliability for the benefit of customers. $23 Bn Rate Base Growth 5-Year Plan $16 Bn Gas Electric >7% CAGR 70% 60% 14 Prior Plan Current Plan Capital Investment (Bn): Electric Utility New Utility Renewables Gas Utility Total Mix System Need: >$50 Bn $ 4 1 5 $10 $ 5 1 5 $11 ~45% ~10 ~45 100% ~30% ~40% 2018 2023

Managing Customer Bills . . . . . . provides headroom for additional customer investment. 15 ~70% a Source: Fred.stlouisfed.org, Bls.gov, Consumers internal bills; percentages may not total 100% due to rounding. Fuel and Power Costs Taxes 100% Capital Investments O&M Costs Cost of Capital ~70% (Electric & Gas) a Housing ~ 30% Other ~ 25% Food ~ 13% Utility Bill ~ 4% Utility Bill ~ 3½% Down 50 bps! Consumers energy bill as % of Michigan household income, adj. dollars. Healthcare ~ 9% TV & Phone ~ 4% Housing ~ 30% Other ~ 30% Transportation ~ 15% Food ~ 12% Healthcare ~ 5% TV & Phone ~ 4% ~$15 Bn Customer Investment (2007-2017) Transportation ~ 15% 2007 2017 Cost Components Residential Bills as % of Wallet 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Economic Development is Robust . . . Customer Committed Load . . . and helps drive our model. 16 45 MW 69 MW Residential 59% Commercial 28% Other Industrial 9% Other 2% Diversified Customer Base GDP Growth Population Growth Unemployment* 32 8 2.8 17 6 3.6 Grand Rapids U.S. Economic Indicators: % % (2018 Electric & Gas Rate Mix) +53% Auto 2% Target 100 MW % % % % 101 MW *May 2019 Unemployment Source: bea.gov, census.gov, bls.gov +46% a Tariff net of PSCR and GCR 2010 2017 2010 2018 a 2016 2017 2018 2019

Credit Metrics Maintained . . .

CMS ENERGY


S&P / Fitch
Moody's
S&P (Dec. '18)
Moody's (Jul. '19)
Fitch (Jul. '19)
AA- Aa3
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable Stable

Ratings Drivers

- Strong financial position
- Growing operating cash flow
- Return on regulated investment
- Supportive regulatory environment

. . . at solid investment-grade levels.

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Compelling Investment Thesis . . . 18 . . . adaptive to changing conditions. Aging Infrastructure Constructive Regulation Strong Cash Flow & Balance Sheet Diversified Service Territory Affordable Prices Clean Energy Leader

Q & A Thank You!

[LOGO]

Regulatory Outlook . . .

CMS ENERGY


2019
Regulatory / Policy
2/7: REP approved for 525 MW of wind
3/23: Filed settlement agreement for IRP
6/7: IRP settlement order approved U-20165
7/18: Demand Response final order U-20164
Q3: Calc. C final order
Electric
1/9: Settlement approved U-20134 10% ROE
Next Electric Order
2020
Gas
Q3: Expected order Filed $229 MM U-20322
Q4: File next gas rate case

. . . builds on recent momentum and provides long-term visibility.

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Solid Rate Case History . . . 22 $11.1 $5.2 $4.3 $4.1 $6.5 $10.7 $10.7 $9.8 Electric Rate Base (Bn) Gas Rate Base (Bn) Settled Settled Settled Request $8.5 Settled Settled $3.6 . . . demonstrates our ability to prioritize customers and investors. $3.1 Settled 2013A 2019E $106 $106 Residential Electric Bill Flat 2013A 2019E $60 $87 Residential Gas Bill (31)% Includes renewables, 2019 assumes $500 MM in renewables a b b a Source: bls.gov for historical data, Bloomberg for 2019 estimate; current dollars c Data as of test-year end b c c Stay out (Weather-normalized) (Weather-normalized) Dec. 2012 Dec. 2015 Dec. 2016 Dec. 2017 Jun. 2019 Sep. 2020 Dec. 2013 May 2016 Aug. 2017 Sep. 2018 Dec. 2019

Operating Cash Flow Generation . . . . . . remains strong and supports our capital plan. Amount (Bn) $ Investment Cash flow before dividend NOLs & credits $0.4 $0.3 $0.3 $0.4 $0.4 $0.5 23 >$9 Bn in aggregate 1.70 1.65 1.75 1.85 1.95 2.05 (1.3) (0.8) (0.3) 0.2 0.7 1.2 1.7 2.2 2018 2019 2020 2021 2022 2023

“DIG” (750 MW) & Peakers (200 MW) . . . . . . offers risk mitigation to Plan with future upside opportunities. Pre-Tax Income (MM) $30 $45 $38 Opportunities $ $3.00 $7.50 $95 $35 24 _ _ _ _ _ Beyond Plan assumes 100% capacity available at $3.00 and $7.50/ kw-month a $45 Better Performance Better Performance Better Performance Contracted Capacity Contracted Capacity Contracted Capacity Contracted Capacity Contracted Energy b b b $/ kw-month 2019 2019 Through 2022 Capacity (~$2.00/kw-month) Energy >80% >90% Contracted Capacity ~$0.70/kw-month Surplus of only 252 ZRCs DIG largely contracted 2019/20 MISO Zone 7 Auction a 0 10 20 30 40 50 60 70 80 90 100 2016 2017 2018 2019 Beyond Plan

2019 and Long-Term Financial Targets . . . 25

GAAP Reconciliation

27 CMS ENERGY CORPORATION Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment (Unaudited) In Millions, Except Per Share Amounts Three Months Ended Six Months Ended 6/30/19 6/30/18 6/30/19 6/30/18 Electric Utility Reported net income per share $ 0.32 $ 0.46 $ 0.69 $ 0.95 Reconciling items: Other exclusions from adjusted earnings - - - - Adjusted net income per share – non-GAAP $ 0.32 $ 0.46 $ 0.69 $ 0.95 Gas Utility Reported net income per share $ 0.03 $ 0.07 $ 0.45 $ 0.44 Reconciling items: Other exclusions from adjusted earnings - - - - Adjusted net income per share – non-GAAP $ 0.03 $ 0.07 $ 0.45 $ 0.44 Enterprises Reported net income per share $ 0.03 $ 0.05 $ 0.04 $ 0.11 Reconciling items: Other exclusions from adjusted earnings * * * * Tax impact (*) (*) (*) (*) Gain on assets previously sold - (0.01) (*) (0.01) Tax impact - * * * Adjusted net income per share – non-GAAP $ 0.03 $ 0.04 $ 0.04 $ 0.10 Corporate Interest and Other Reported net loss per share $ (0.05) $ (0.09) $ (0.10) $ (0.15) Reconciling items: Other exclusions from adjusted earnings * * * * Tax impact (*) (*) (*) (*) Adjusted net loss per share – non-GAAP $ (0.05) $ (0.09) $ (0.10) $ (0.15) Consolidated Reported net income per share $ 0.33 $ 0.49 $ 1.08 $ 1.35 Reconciling items: Other exclusions from adjusted earnings * * * * Tax impact (*) (*) (*) (*) Gain on assets previously sold - (0.01) (*) (0.01) Tax impact - * * * Adjusted net income per share – non-GAAP $ 0.33 $ 0.48 $ 1.08 $ 1.34 Average Common Shares Outstanding – Diluted 284.0 282.6 283.8 282.4 * Less than $0.01 per share.

28 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited) In Millions, Except Per Share Amounts 2019 1Q 2Q Net Income Available to Common Stockholders $ 213 $ 93 Reconciling items: Electric utility and gas utility - - Tax impact - - Enterprises (*) * Tax impact * (*) Corporate interest and other * * Tax impact (*) (*) Adjusted Net Income – Non-GAAP $ 213 $ 93 Average Common Shares Outstanding – Diluted 283.6 284.0 Diluted Earnings Per Average Common Share $ 0.75 $ 0.33 Reconciling items: Electric utility and gas utility - - Tax impact - - Enterprises (*) * Tax impact * (*) Corporate interest and other * * Tax impact (*) (*) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.75 $ 0.33 In Millions, Except Per Share Amounts 2018 1Q 2Q 3Q 4Q Net Income Available to Common Stockholders $ 241 $ 139 $ 169 $ 108 Reconciling items: Electric utility and gas utility - - - - Tax impact - - - 2 Enterprises * (3) * 8 Tax impact (*) 1 (*) (5) Corporate interest and other * * * * Tax impact (*) (*) (*) (1) Adjusted Net Income – Non-GAAP $ 241 $ 137 $ 169 $ 112 Average Common Shares Outstanding – Diluted 282.2 282.6 283.2 283.3 Diluted Earnings Per Average Common Share $ 0.86 $ 0.49 $ 0.59 $ 0.38 Reconciling items: Electric utility and gas utility - - - - Tax impact - - - * Enterprises * (0.01) * 0.03 Tax impact (*) * (*) (0.01) Corporate interest and other * * * * Tax impact (*) (*) (*) (*) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.86 $ 0.48 $ 0.59 $ 0.40 * Less than $0.5 million or $0.01 per share.

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	GAAP 2018 over 2003 CAGR	GAAP 2018 over 2017 Growth
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74	$1.89	$1.98	$1.64	$2.32	NM	41%
Pretax items:																		
Electric and gas utility	0.32	(0.60)	-	-	(0.06)	0.08	0.55	0.05	-	0.27	-	-	-	0.04	-	-		
Tax impact	(0.11)	0.21	-	-	(0.01)	(0.03)	(0.22)	(0.02)	-	(0.10)	-	-	-	(0.01)	0.12 (b)	0.01		
Enterprises	0.93	0.97	0.06	(0.12)	1.67	(0.02)	0.14	(0.05)	*	(0.01)	*	0.05	*	*	*	0.02		
Tax impact	(0.19)	(0.35)	(0.02)	0.10	(0.42)	*	(0.05)	0.02	(0.11)	*	(*)	(0.02)	(*)	(*)	0.20 (b)	(0.02)		
Corporate interest and other	0.25	(0.06)	0.06	0.45	0.17	0.01	0.01	*	-	*	*	*	*	0.02	0.01	*		
Tax impact	(0.09)	0.03	(0.02)	(0.18)	(0.49)	(0.03)	(*)	(*)	(0.01)	(*)	(*)	(*)	(*)	(0.01)	0.20 (b)	(*)		
Discontinued operations (income) loss, net	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)	(*)	*	*	(*)		
Asset impairment charges	-	-	2.80	1.07	0.93	-	-	-	-	-	-	-	-	-	-	-	Adjusted	Adjusted
Tax impact	-	-	(0.98)	(0.31)	(0.33)	-	-	-	-	-	-	-	-	-	-	-	2018 over	2018 over
Cumulative accounting changes	0.25	0.02	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2003	2017
Tax impact	(0.09)	(0.01)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	CAGR	Growth
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77	$1.89	$2.02	$2.17	$2.33	7%	7%
Mark-to-market		0.04	(0.65)	0.80														
Tax impact		(0.01)	0.22	(0.29)														
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA		

* Less than $0.01 per share

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

(b) Reflects the impact of tax reform.

NM is not calculable

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30 Consumers Energy Reconciliation of Annual O&M Expense (Unaudited) In Millions 12/31/2017 12/31/2018 Maintenance & Other Operating Expenses (GAAP) $ 1,113 $ 1,287 Less: Energy Waste Reduction Spending 128 185 Job Work & Other 12 9 Maintenance & Other Operating Expenses (Non-GAAP) $ 973 $ 1,093